UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) January 27, 2021

AMERICAN SHARED HOSPITAL SERVICES
(Exact Name of Registrant as Specified in Its Charter)

California	1-08789	94-2918118
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Embarcadero Center, Suite 410 San Francisco, California		94111
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (415) 788-5300
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
120942.000001 4850-2716-9498.1

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
American Shared Hospital Services Common Stock, No Par Value	AMS	NYSE AMERICAN

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(e) of the Exchange Act ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e) On January 27, 2021, the Board of Directors of American Shared Hospital Services (the “Company”) modified the compensation of it Chief Executive Officer, Raymond C. Stachowiak, effective January 1, 2021. The compensation modification raises Mr. Stachowiak’s salary from $150,000 to $200,000 per year and changes his Restricted Stock Unit (“RSU”) grant schedule from 10,000 RSUs per month to 60,000 RSUs every six months. RSUs granted on February 1, 2021 will vest on June 30, 2021 and RSUs granted on July 1, 2021 will vest on December 31, 2021.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
(a) Effective January 27, 2021, the Board of Directors of the Company amended and restated the Company’s Bylaws in several ways, including the following:
1. amended Article III, Section 1, to allow the Board of Directors to add provisions allowing shareholders to participate and vote at a shareholders meeting solely by electronic transmission or electronic video screen communication and such shareholders will be considered present in person or by proxy;
2. amended Article III, Section 4(a) to require that notice of any meeting at which remote participation is authorized by the Board of Directors shall state the means of electronic transmission by and to the Company or electronic video screen communication by which shareholders may participate;
3. amended Article VI, Section 7(c) to allow the Board of Directors to participate in meetings through the use of electronic video screen communication;
4. amended Article VII, Section 1 to include a Chief Executive Officer as an officer of the Company and removing the provision that provides for the Treasurer to be chief financial officer unless the Board of Directors has by resolution designated a vice president or other officer to be the chief financial officer;
5. amended Article VII, Section 3 to provide that the Chief Executive Officer instead of the President has the power to appoint subordinate officers;
6. amended Article VII, Section 7 to provide that the Chief Executive Officer instead of the President shall be the chief executive officer and general manager of the Company;
7. added a new Article VII Section 8 that provides for the duties of the President including reporting to the Chief Executive Officer and further providing that the President shall have such powers and perform such duties as may be assigned or delegated to the President by the Board of Directors or the Chief Executive Officer;
8. amended Article VII, Section 9 to provide that the Chief Financial Officer shall disburse funds to, render an account of transactions to or have the duties delegated by the Board of Directors and the Chief Executive Officer instead of the Board of Directors and the President.
9. amended Article IX, Section 6 to provide that if the Bylaws conflict with the Articles of Incorporation, such conflict will be resolved in favor of the Articles of Incorporation; and
10. amended Article IX, Section 8 to revise certain provisions addressing indemnification of agents, officers and employees.
The foregoing descriptions of the amended and restated Bylaws is qualified in its entirety by reference to the actual text of the amendments to the Company’s Bylaws, which is included as Exhibit 3.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits:

Exhibit Number	Exhibit Description

3.1	Amended and Restated Bylaws of American Shared Hospital Services, dated January 27, 2021.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN SHARED HOSPITAL SERVICES
(Registrant)

Date: February 2, 2021	/s/ Raymond C. Stachowiak
Chief Executive Officer